UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/A

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22080
                                                    -----------

                      First Trust Dividend and Income Fund
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               (Exact name of registrant as specified in charter)


                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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              (Address of principal executive offices) (Zip code)


                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
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                    (Name and address of agent for service)


        Registrant's telephone number, including area code: 630-765-8000
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                      Date of fiscal year end: November 30
                                              -------------

                  Date of reporting period: November 30, 2014
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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

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                                EXPLANATORY NOTE

The Registrant is filing this amendment to its Form N-CSR for the period ended November 30, 2014, originally filed with the Securities and Exchange Commission on January 30, 2015 (Accession Number 0001445546-15-000643) to correctly identify the Registrant's name (First Trust Dividend and Income Fund). Item 1 to this Form N-CSR is incorporated by reference to the Form N-CSR filed on EDGAR on January 30, 2015 (Accession Number 0001445546-15-000643).

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ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $49,000 for the fiscal year ended November 30, 2013 and $49,000 for the fiscal year ended November 30, 2014.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2013 and $0 for the fiscal year ended November 30, 2014.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for the fiscal year ended November 30, 2013 and $0 for the fiscal year ended November 30, 2014.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $4,500 for the fiscal year ended November 30, 2013 and $4,500 for the fiscal year ended November 30, 2014. These fees were for tax consultation and tax return preparation.

      Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 for the fiscal year ended November 30, 2013 and $0 for the fiscal year ended November 30, 2014.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2013 and $0 for the fiscal year ended November 30, 2014.

      All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended November 30, 2013 and $0 for the fiscal year ended November 30, 2014.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                (b)  0%
                (c)  0%
                (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal year ended November 30, 2013, were $4,500 for the registrant and $3,000 for the registrant's investment adviser, and for the fiscal year ended November 30, 2014, were $4,500 for the registrant and $43,500 for the registrant's investment adviser.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                         CHARTWELL INVESTMENT PARTNERS
              PROXY VOTING POLICIES AND PROCEDURES CONCISE SUMMARY

                            o ADOPTED APRIL 11, 1997
                          o AS AMENDED FEBRUARY, 2014


PURPOSE. Chartwell Investment Partners ("Chartwell") has adopted these Proxy Voting Policies and Procedures ("Policies") to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

SCOPE. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines with the exception of those clients who wish their proxies voted in accordance with Taft-Hartley Proxy Voting Guidelines and who have instructed Chartwell to do so. In addition, Clients who wish to instruct Chartwell not to vote in accordance with AFL-CIO Key Vote Survey recommendations, as described below, retain that authority. Clients who wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

GUIDING PRINCIPLES. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to maximize total return to the client as an investor in the securities being voted, and casting the vote accordingly. For this reason, Chartwell's evaluation of the possible impact of a proxy vote on the economic interests of company shareholders similarly situated to Chartwell's clients will be the primary factor governing Chartwell's proxy voting decisions.

USE OF INDEPENDENT PROXY VOTING SERVICE. Chartwell has retained ISS, an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS' analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS' recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS' proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell's clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner. In addition, Chartwell generally votes in accordance with AFL-CIO Key Votes Survey, a list of proposals and meetings based on recommendations by the AFL-CIO Office of Investment. To the extent that any of the proxy voting positions stated in these Policies are inconsistent with a Key Vote Survey recommendation, Chartwell will generally vote in accordance with the Key Vote Survey recommendation on all impacted securities unless any client has chosen to instruct Chartwell to refrain from doing so. In that case, Chartwell will vote the client's securities position in accordance with these Policies (which may or may not cause the vote to be the same as the Key Vote Survey recommendation).


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ADMINISTRATION OF POLICIES. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately five representatives of the firm's compliance and operations departments. The Committee's responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell's Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.

CONFLICTS OF INTEREST. It is Chartwell's policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell's interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.

Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed 1/2 of 1 percent of Chartwell's annual advisory revenue.

Currently, the Proxy Voting Committee has determined that voting in accordance with AFL-CIO Key Votes Survey recommendations is not a material conflict of interest. In reaching this decision, the Committee recognized that Chartwell has many union clients and many clients that are not union-oriented. By voting all impacted securities positions in accordance with AFL-CIO recommendations, it could be said that Chartwell is attempting to retain or attract existing and prospective union clients. However, the overall number of proxy issues in the AFL-CIO Key Votes Survey on which Chartwell has historically voted is approximately 14 - 30 out of a total of approximately 500 company meetings and thousands of proxy votes cast by Chartwell each year. Chartwell does not use its AFL-CIO Key Votes Survey rankings for marketing purposes, so to the extent any client or prospect becomes aware of how Chartwell votes in the Surveys, it does so on its own. In addition, Union Clients have the ability to instruct Chartwell to vote their proxies entirely in accordance with the Taft-Hartley policy. Recognizing that deciding this is not a material conflict of interest is fundamentally subjective, Chartwell nonetheless discloses its practices to clients and invites clients to instruct Chartwell not to change any vote in these Policies to be consistent with an AFL-CIO Key Votes Survey recommendation (even though voting consistently with these Policies may result in voting the same way).

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will NOT make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., "for" or "against" the proposal. Where the Policies provide that the voting decision will be made on a "case-by-case" basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

      o WHEN CHARTWELL DOES NOT VOTE PROXIES. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client's account; (b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS' 2014 proxy voting guidelines can be found at http://www.issgovernance.com/policy/2014/policy_information

ROUTINE/MISCELLANEOUS:

AUDITOR RATIFICATION

Vote FOR proposals to ratify auditors, unless any of the following apply:

      o An auditor has a financial interest in or association with the company and is therefore not independent; o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position;

      o Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or

      o     Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

      o Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees.

BOARD OF DIRECTORS:
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS Four fundamental principles apply when determining votes on director nominees:

1. Accountability
2. Responsiveness
3. Composition
4. Independence

1. ACCOUNTABILITY

Vote AGAINST(1) or WITHHOLD from the entire board of directors (except new nominees(2) who should be considered CASE-BY-CASE for the following:

Problematic Takeover Defenses:

      CLASSIFIED BOARD STRUCTURE

      1.1 The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election - any or all appropriate nominees (except new) may be held accountable;

      DIRECTOR PERFORMANCE EVALUATION

      1.2 The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the


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1     In general, companies with a plurality vote standard use "Withhold" as the contrary vote option in director elections; companies with a majority vote standard use "Against". However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

2 A "new nominee" is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a "new nominee" if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

            bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

            o     A classified board structure;

            o     A supermajority vote requirement;

            o Either a plurality vote standard in uncontested director elections or a majority vote standard for director elections with no plurality carve-out for contested elections;

            o     The inability for shareholders to call special meetings;

            o     The inability for shareholders to act by written consent;

            o A dual-class capital structure; and/or o A non-shareholder-approved poison pill.

      POISON PILLS:

      1.3 The company's poison pill has a "dead-hand" or "modified dead-hand" feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;

      1.4 The board adopts a poison pill with a term of more than 12 months ("long-term pill"), or renews any existing pill, including any "short-term pill" (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or

      1.5 The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

      1.6 The board adopts a poison pill with a term of 12 months or less ("short-term pill") without Shareholder approval, taking into account the following factors: o The date of the pill's adoption relative to the date of the next meeting of shareholders-i.e., whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

            o     The issuer's rationale;

            o     The issuer's governance structure and practices; and

            o     The issuer's track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

      1.7 The non-audit fees paid to the auditor are excessive (see discussion under "Auditor Ratification");

      1.8 The company receives an adverse opinion on the company's financial statements from its auditor; or

      1.9 There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

      1.10 Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAA; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

      1.11 There is a significant misalignment between CEO pay and company performance (pay for performance);

      1.12  The company maintains significant problematic pay practices;

      1.13 The board exhibits a significant level of poor communication and responsiveness to shareholders;

      1.14 The company fails to submit one-time transfers of stock options to a shareholder vote; or

      1.15 The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

      1.16 The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account;

            o     The company's response, including:

                  (o) Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

                  (o) Specific actions taken to address the issues that contributed to the low level of support;

                  (o)   Other recent compensation actions taken by the company.

      o     Whether the issues raised are recurring or isolated;

      o     The company's ownership structure; and

      o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

      1.17 Material failures of governance, stewardship, risk oversight(3) or fiduciary responsibilities at the company;

      1.18  Failure to replace management as appropriate; or

      1.19 Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.    RESPONSIVENESS

Vote CASE-BY-CASE from individual directors, committee members or the entire board of directors as appropriate if:


-------------------

3 Examples of failure of risk oversight include, but are not limited to: bribery, large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

      2.1 The board failed to act on a shareholder proposal that received approval of a majority of the shares outstanding the previous year. Factors that will be considered are:

      o Disclosed outreach efforts by the board to shareholders in the wake of the vote;

      o Rational provided in the proxy statement for the level of implementation;

      o     The subject matter of the proposal;

      o The level of support for and opposition to the resolution in past meetings;

      o Actions taken by the board in response to the majority vote and its engagement with shareholders;

      o The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

      o     Other factors as appropriate.

      2.2 The board failed to act on takeover offers where the majority of shares are tendered;

      2.3 At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

      2.4 The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, or

      2.5 The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

      o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

      o     The company's ownership structure and vote results;

      o ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

      o The previous year's support level on the company's say-on-pay proposal.

Vote CASE-BY-CASE on the entire board if:

      2.7 The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

            o The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

            o     The company's ownership structure and vote results;

            o ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

            o The previous year's support level on the company's say-on-pay proposal.

3.   COMPOSITION

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

      3.1 Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered case-by-case(4)) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

      o     Medical issues/illness;

      o     Family emergencies; and

      o Missing only one meeting (when the total of all meetings is three or fewer. 3.2 If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of Service, vote AGAINST or WITHHOLD from the director(s) in question.

OVERBOARDED DIRECTORS:

Vote AGAINST or WITHHOLD from individual directors who:

      3.3   Sit on more than six public company boards; or

      3.4 Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards(5).

4.  INDEPENDENCE

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors when:

      4.1 The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      4.2 The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      4.3 The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

      4.4   Independent directors make up less than a majority of the directors.

PROXY ACCESS

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

      o     Company-specific factors; and

      o     Proposal-specific factors, including:


-------------------

4 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

5 Although all of a CEO's subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships .

      o The ownership thresholds proposed in the resolution (i.e., percentage and duration);

      o The maximum proportion of directors that shareholders may nominate each year; and

      o The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

PROXY CONTESTS--VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS Vote CASE BY CASE on the election of directors in contested elections, considering the following factors:

      o Long-term financial performance of the target company relative to its industry;

      o     Management's track record;

      o     Background to the proxy contest;

      o     Nominee qualifications and any compensatory arrangements;

      o Strategic plan of dissident slate and quality of critique against management;

      o Likelihood that the proposed goals and objectives can be achieved (both slates); and

      o     Stock ownership positions.

When the addition of shareholder nominees to the management card ("proxy access nominees") results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

SHAREHOLDER RIGHTS & DEFENSES:

POISON PILLS - MANAGEMENT PROPOSALS TO RATIFY POISON PILL

Vote CASE BY CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      o     No lower than a 20% trigger, flip-in or flip-over;

      o     A term of no more than three years;

      o No dead-hand, slow-hand, no-hand or similar feature that limit the ability of a future board to redeem the pill;

      o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

POISON PILLS - MANAGEMENT PROPOSALS TO RATIFY A PILL TO PRESERVE NET OPERATING LOSSES (NOLS)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses ("NOLs") if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

      o The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

      o     The value of the NOLs;

      o Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of
            NOLs);

      o The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

      o     Any other factors that may be applicable.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent. Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

      o     Shareholders' current right to act by written consent;

      o     The consent threshold;

      o     The inclusion of exclusionary or prohibitive language;

      o     Investor ownership structure; and

      o Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

      o An unfettered(6) right for shareholders to call special meetings at a 10 percent threshold;

      o     A majority vote standard in uncontested director elections;

      o     No non-shareholder-approved pill; and

      o     An annually elected board.

CAPITAL/RESTRUCTURING

COMMON STOCK AUTHORIZATION

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

     o   Past Board Performance:


-------------------

6 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

      o     The company's use of authorized shares during the last three years;

o     The Current Request:

      o Disclosure in the proxy statement of the specific reasons for the proposed increase;

      o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

      o The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

DUAL CLASS STRUCTURE

Generally vote AGAINST proposals to create a new class of common stock unless:

      o The company discloses a compelling rationale for the dual-class capital structure, such as:

            o The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

            o     The new class of shares will be transitory;

      o The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

      o The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

PREFERRED STOCK AUTHORIZATION

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

      o     Past Board Performance

            o The company's use of authorized preferred shares during the last three years;

      o     The Current Request:

            o Disclosure in the proxy statement of specific reasons for the proposed increase;

            o Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

            o In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

            o Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

MERGERS AND ACQUISITIONS

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

      o Valuation - Is the value to be received by the largest shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

      o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

      o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

      o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

      o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

      o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

EXECUTIVE PAY EVALUATION

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

      1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance, the mix between fixed and variable pay, performance goals, and equity-based plan costs;

      2. Avoid arrangements that risk "pay for failure": This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages and guaranteed compensation;

      3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

      4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

      5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

ADVISORY VOTES ON EXECUTIVE COMPENSATION - MANAGEMENT PROPOSALS (SAY-ON-PAY)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay -
MSOP) if:

      o There is a significant misalignment between CEO pay and company performance (pay for performance);

      o     The company maintains significant problematic pay practices;

      o The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

      o There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

      o The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

      o The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

      o     The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

      o A pay for performance misalignment is found, and a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

            o     Magnitude of pay misalignment;

            o Contribution of non-performance-based equity grants to overall pay; and

            o The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

PRIMARY EVALUATION FACTORS FOR EXECUTIVE PAY

PAY FOR PERFORMANCE EVALUATION

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

      1.    Peer Group(7) Alignment:

            o The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);


-------------------

7 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

            o The multiple of the CEO's total pay relative to the peer group median.

      2. Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, analyze the following qualitative factors to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

      o     The ratio of performance- to time-based equity awards;

      o     The overall ratio of performance-based compensation;

      o     The completeness of disclosure and rigor of performance goals;

      o     The company's peer group benchmarking practices;

      o Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

      o Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., biennial awards);

      o     Realizable pay(8) compared to grant pay; and

      o     Any other factors deemed relevant.

PROBLEMATIC PAY PRACTICES

The focus is on executive compensation practices that contravene the global pay principles, including:

      o Problematic practices related to non-performance-based compensation elements;

      o     Incentives that may motivate excessive risk-taking; and

      o     Options backdating.

PROBLEMATIC PAY PRACTICES RELATED TO NON-PERFORMANCE-BASED COMPENSATION ELEMENTS

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

      o Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

      o Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

      o     New or extended agreements that provide for:

            o CIC payments exceeding 3 times base salary and average/target/most recent bonus;

            o CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

            o CIC payments with excise tax gross-ups (including "modified" gross-ups).


-------------------

8     ISS research reports will include realizable pay for S&P1500 companies.

INCENTIVES THAT MAY MOTIVATE EXCESSIVE RISK-TAKING

      o     Multi-year guaranteed bonuses;

      o     A single performance metric used for short- and long-term plans;

      o     Lucrative severance packages;

      o     High pay opportunities relative to industry peers;

      o     Disproportionate supplemental pensions; or

      o Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

OPTIONS BACKDATING

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between "sloppy" plan administration versus deliberate action or fraud:

      o Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant changes;

      o     Duration of options backdating;

      o     Size of restatement due to options backdating;

      o Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

      o Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

BOARD COMMUNICATIONS AND RESPONSIVENESS

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay.

      o Failure to respond to majority-supported shareholder proposals on executive pay topics; or

      o Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

            o     The company's response, including:

                  o Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

                  o Specific actions taken to address the issues that contributed to the low level of support;

                  o     Other recent compensation actions taken by the company.

            o     Whether the issues raised are recurring or isolated;

            o     The company's ownership structure; and

            o Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION (MANAGEMENT "SAY WHEN ON PAY")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

VOTING ON GOLDEN PARACHUTES IN AN ACQUISITION, MERGER, CONSOLIDATION OR PROPOSED SALE

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-con troll arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude and/or timing of issue(s).

      o     Single- or modified-single-trigger cash severance;

      o     Single-trigger acceleration of unvested equity awards;

      o     Excessive cash severance (>3x base salary and bonus);

      o Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

      o Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

      o Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

      o The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation (management say on pay), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

EQUITY-BASED AND OTHER INCENTIVE PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

      o     The total cost of the company's equity plans is unreasonable;

      o     The plan expressly permits repricing;

      o     A pay-for-performance misalignment is found;

      o The company's three-year burn rate exceeds the burn rate cap of its industry group;

      o     The plan has a liberal change-of-control definition; or

      o     The plan is a vehicle for poor pay practices.

SOCIAL/ENVIRONMENTAL ISSUES

GLOBAL APPROACH

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition, the following will also be considered:

      o If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

      o If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

      o Whether the proposal's request is unduly burdensome (scope, timeframe or cost) or overly prescriptive;

      o The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

      o If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

      o If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

POLITICAL ACTIVITIES

LOBBYING

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

      o The company's current disclosure of relevant lobbying policies, and management and board oversight;

      o The company's disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

      o Recent significant controversies, fines, or litigation regarding the company's lobbying-related activities.

POLITICAL CONTRIBUTIONS

Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

      o The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

      o Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote AGAINST proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

POLITICAL TIES

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

      o There are no recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

      o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees
            (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals asking for list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

FOREIGN PRIVATE ISSUERS LISTED ON U. S. EXCHANGES

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it (except the introduction), including without limitation all text, data, graphs and charts (collectively, the "information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the information assumes the entire risk of any use it may make or permit to be made of the information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

                           FIRST TRUST ADVISORS L.P.
                            PROXY VOTING GUIDELINES

      First Trust Advisors L.P. (the "Adviser") serves as investment adviser providing discretionary investment advisory services for separate managed accounts, ERISA accounts and open- and closed-end investment companies (the "Clients"). As part of these services, the Adviser may have responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser has adopted the following policies and procedures:

      1. It is the Adviser's policy to seek and to ensure that proxies are voted on securities in a Client's account consistently and solely in the best economic interests of the Client.

      2. The Adviser shall be responsible for the oversight of Client proxy voting processes and shall assign a senior member of its staff to be responsible for this oversight.

      3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Adviser on the voting of proxies related to securities held by Clients. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.

      4. The Adviser shall review the ISS recommendations and generally will vote proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the Client. In addition, whenever a conflict of interest arises between ISS and a company subject to a proxy vote, the Adviser will vote the proxy without using the analyses of ISS and will consider the recommendation of the company and what the Adviser believes to be in the best interests of the Client. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Client with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest. With respect to open- and closed-end funds and variable annuity sub-accounts, if there is a conflict of interest between fund shareholders and FTA, the fund's principal underwriter, or sub-adviser, if applicable, FTA will vote the proxy based on the recommendations of ISS to avoid such conflict of interest.

      5. If the Adviser manages the assets or pension fund of a company and any of the Adviser's Clients hold any securities in that company, the Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest.

      6. If a Client requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Client that it is not able to follow the Client's request.

      7. FTA will monitor changes to the ISS guidelines to determine that such guidelines continue to result in a voting policy that is in the best interests of Clients.

      8. In certain circumstances, where FTA has determined that it is consistent with the Client's best interest, FTA will not take steps to ensure that proxies are voted on securities in the Client's accounts. The following are circumstances where this may occur:

            (a) Limited Value. Proxies will not be required to be voted on securities in a Client's account if the value of the Client's economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the Client's account.

            (b) Securities Lending Program. When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. In most cases, FTA will not take steps to see that loaned securities are voted. However, where FTA determines that a proxy vote, or other shareholder action, is materially important to the Client's account, FTA will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

            (c) Unjustifiable Costs. In certain circumstances, after doing a cost-benefit analysis, FTA may choose not to vote where the cost of voting a Client's proxy would exceed any anticipated benefits to the Client of the proxy proposal (e.g. foreign securities).

      9. For certain open- or closed-end funds relying on Section 12(d)(1)(F) of the 1940 Act, FTA will vote on proxies of securities of investment companies held by such funds in the same proportion as all other holders of such securities (i.e. mirror or echo voting) to the extent possible.

Adopted: September 15, 2003
Amended: December 10, 2007
Amended: September 21, 2009

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF JUNE 25, 2015


PORTFOLIO MANAGEMENT TEAM

EQUITIES AND OPTIONS - CHARTWELL INVESTMENT PARTNERS, L.P.

Chartwell Investment Partners, Inc., ("Chartwell" or the "Sub-Adviser" was an employee-founded limited partnership investment firm formed in 1997, focusing on institutional, sub-advisory and private client relationships. On March 5, 2014, substantially all of the predecessor firm's assets were sold to Chartwell, a wholly owned subsidiary of TriState Capital Holdings, Inc. The firm continues to be a research-based equity and fixed-income manager with a disciplined, team-oriented investment process. The Chartwell Portfolio Management Team consists of the following:

DOUGLAS W. KUGLER, CFA
PRINCIPAL, PORTFOLIO MANAGER
Mr. Kugler is a portfolio manager on Chartwell's large-cap equity portfolio management team and has 17 years of investment industry experience. His areas of focus include the Consumer Discretionary, Industrials, Materials and Technology sectors of the market. He has been a portfolio manager for the Fund since 2007. From 1993 to 2003, he held several positions at Morgan Stanley Investment Management (Miller Anderson & Sherrerd) the last of which was Senior Associate and Analyst for the Large Cap Value team. Mr. Kugler is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. He holds the Chartered Financial Analyst designation. Mr. Kugler earned a Bachelor's degree in Accounting from the University of Delaware.

PETER M. SCHOFIELD, CFA
PRINCIPAL, SENIOR PORTFOLIO MANAGER
Mr. Schofield is a Senior Portfolio Manager on Chartwell's large-cap equity portfolio management team and has 29 years of investment industry experience. His areas of focus include Consumer Staples, Health Care and Information Technology. From 2005 to 2010, he was a Co-Chief Investment Officer at Knott Capital. From 1996 to 2005, he was a Portfolio Manager at Sovereign Asset Management. Prior to Sovereign Asset Management, he was a portfolio manager at Geewax, Terker & Company. Mr. Schofield holds the Chartered Financial Analyst designation and is a member of the CFA (Chartered Financial Analysts) Institute and the CFA Society of Philadelphia. Mr. Schofield earned a Bachelor's degree in History from the University of Pennsylvania.

The investment team for the First Trust Dividend and Income Fund consists of two portfolio managers with an average of 23 years of investment experience. All team members conduct fundamental research and meet with company management. Purchase and sale decisions are made by the portfolio managers. The day-to-day work and the management of the Fund is divided evenly among the portfolio managers.

SENIOR LOANS AND LEVERAGE - FIRST TRUST ADVISORS, L.P.

William Housey is the Senior Portfolio Manager for the Leveraged Finance Investment Team of First Trust Advisors L.P. ("First Trust") and has primary responsibility for investment decisions. Scott Fries assists Mr. Housey and is also a Senior Credit Analyst assigned to certain industries. The portfolio managers are supported in their portfolio management activities by a team of credit analysts, a designated trader and operations personnel. Senior Credit Analysts are assigned industries and Associate Credit Analysts support the Senior Credit Analysts.

WILLIAM HOUSEY, CFA
SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER
Mr. Housey joined First Trust in June 2010 as Senior Portfolio Manager in the Leveraged Finance Investment Team and has nearly 17 years of investment experience. Prior to joining First Trust, Mr. Housey was at Morgan Stanley/Van Kampen Funds, Inc. for 11 years and served as Executive Director and Co-Portfolio Manager. Mr. Housey has extensive experience in portfolio management of both leveraged and unleveraged credit products, including senior loans, high-yield bonds, credit derivatives and corporate restructurings. Mr. Housey received a BS in Finance from Eastern Illinois University and an MBA in Finance as well as Management and Strategy from Northwestern University's Kellogg School of Business. Mr. Housey holds the Chartered Financial Analyst ("CFA") designation.

SCOTT D. FRIES, CFA
VICE PRESIDENT, PORTFOLIO MANAGER
Mr. Fries joined First Trust in June 2010 as Portfolio Manager in the Leveraged Finance Investment Team and has over 17 years of investment industry experience. Prior to joining First Trust, Mr. Fries spent 15 years and served as Co-Portfolio Manager of Institutional Separately Managed Accounts for Morgan Stanley/Van Kampen Funds, Inc. Mr. Fries received a BA in International Business from Illinois Wesleyan University and an MBA in Finance from DePaul University. Mr. Fries holds the Chartered Financial Analyst designation.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER AND POTENTIAL CONFLICTS OF INTEREST

INFORMATION PROVIDED AS OF NOVEMBER 30, 2014

                                                                                        # of Accounts    Total Assets
                                                                                         Managed for       for which
                                                             Total # of                which Advisory   Advisory Fee is
 Name of Portfolio Manager                                    Accounts       Total     Fee is Based on     Based on
      or Team Member                Type of Accounts           Managed      Assets       Performance      Performance

Douglas W. Kugler            Registered Investment                1         $352.2            0               $0
                             Companies:
                             Other Pooled Investment              1           $.6             0               $0
                             Vehicles:

                             Other Accounts:                                $249.4
                                                                  6         Million           0               $0
Peter M. Schofield           Registered Investment                1         $352.2            0               $0
                             Companies:
                             Other Pooled Investment              1           $.6             0               $0
                             Vehicles:

                             Other Accounts:                                $249.4            0               $0
                                                                 10         Million

William Housey               Registered Investment                           $1.23
                             Companies:                           8         Billion           0               $0

                             Other Pooled Investment
                             Vehicles:                            0       $81 Million         0               $0

                             Other Accounts:                      1           $0              0               $0



Scott Fries                  Registered Investment                           $1.23
                             Companies:                           5         Billion           0               $0

                             Other Pooled Investment
                             Vehicles:                            0       $81 Million         0               $0

                             Other Accounts:                      1           $0              0               $0

POTENTIAL CONFLICTS OF INTERESTS

CHARTWELL INVESTMENT PARTNERS, L.P.

The portfolio managers manage other accounts for Chartwell including institutional portfolios of similar investment styles. None of these portfolio managers manage any hedge funds nor any accounts with performance-based fees.

When registered funds and investment accounts are managed side-by-side, firm personnel must strictly follow the policies and procedures outlined in our Trade Allocation Policy to ensure that accounts are treated in a fair and equitable manner, and that no client or account is favored over another. When registered funds and investment accounts are trading under the same investment product, and thus trading the same securities, shares are allocated on a pro-rata basis based on market value, and all portfolios obtain the same average price.

On a monthly basis, Jon Caffey, a member of Chartwell's Compliance Group, oversees the performance calculation process handled in Operations, and completes a spreadsheet of monthly portfolio returns by client. Caffey provides this spreadsheet to the CEO, CCO and various investment personnel for their review. Any performance dispersion noted by anyone on the distribution list is investigated by Caffey by reviewing the underlying transactional detail, holdings & security weightings by portfolio. This monthly process ensures that all portfolios that are managed under the same investment product are treated fairly, and traded in accordance with firm policy.

FIRST TRUST ADVISORS, L.P.

Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts. The First Trust Leveraged Finance Investment Team adheres to its trade allocation policy utilizing a pro-rata methodology to address this conflict.

First Trust and its affiliate, First Trust Portfolios L.P. ("FTP"), have in place a joint Code of Ethics and Insider Trading Policies and Procedures that are designed to (a) prevent First Trust personnel from trading securities based upon material inside information in the possession of such personnel and (b) ensure that First Trust personnel avoid actual or potential conflicts of interest or abuse of their positions of trust and responsibility that could occur through such activities as front running securities trades for the Registrant. Personnel are required to have duplicate confirmations and account statements delivered to First Trust and FTP compliance personnel who then compare such trades to trading activity to detect any potential conflict situations. In addition to the personal trading restrictions specified in the Code of Ethics and Insider Trading Policies and Procedures, employees in the Leveraged Finance Investment Team currently are prohibited from buying or selling equity securities (including derivative instruments such as options, warrants and futures) and corporate bonds for their personal account and in any accounts over which they exercise control. Employees in the Leveraged Finance Investment Team are also prohibited from engaging in any personal transaction while in possession of material non-public information regarding the security or the issuer of the security.

First Trust and FTP also maintain a restricted list of all issuers for which the Leveraged Finance Investment Team has material non-public information in its possession and all transactions executed for a fund or account advised or supervised by First Trust or FTP are compared daily against the restricted list.

(a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

INFORMATION PROVIDED AS OF NOVEMBER 30, 2014.

CHARTWELL INVESTMENT PARTNERS, L.P.

The compensation paid to a Chartwell portfolio manager and analyst consists of base salary, annual bonus, ownership distribution, and an annual profit-sharing contribution to the firm's retirement plan.

A portfolio manager's and analyst's base salary is determined by Chartwell's Compensation Committee and is reviewed at least annually. A portfolio manager's and analyst's experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product, and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts versus the appropriate benchmark and peer group rankings. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

Chartwell also provides a profit sharing and 401(k) plan for all employees. The annual profit sharing contribution and/or matching contribution from Chartwell is discretionary and based solely on the profitability of the firm.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product, and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts versus the appropriate benchmark and peer group rankings. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager's contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm.

FIRST TRUST ADVISORS L.P.

The compensation structure for the First Trust Advisors Leveraged Finance Investment Team is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust.

Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the First Trust Advisors Leveraged Finance Investment Team are not based upon criteria such as performance of the Registrant and are not directly tied to the value of assets of the Fund.

(a)(4)   DISCLOSURE OF SECURITIES OWNERSHIP

INFORMATION PROVIDED AS OF NOVEMBER 30, 2014

                               Dollar Range of Registrant
      Name                     Shares Beneficially Owned

      Douglas W. Kugler             $100,001-500,000
      Peter M. Schofield            $100,001-500,000
      William Housey                       $0
      Scott Fries                          $0


(B)   Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

    (a)(1) Incorporated by reference to the Form N-CSR filed on EDGAR on January 30, 2015 (Accession Number 0001445546-15-000643).

    (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

    (a)(3)  Not applicable.

    (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)        First Trust Dividend and Income Fund
               -------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: June 25, 2015
     ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: June 25, 2015
     ---------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: June 25, 2015
     ---------------------

* Print the name and title of each signing officer under his or her signature.